UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Rule 14a-101)

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TREEHOUSE FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

TREEHOUSE FOODS, INC.

2021 SPRING ROAD

SUITE 600

OAK BROOK, ILLINOIS 60523

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 30, 2020

The following Notice of Change of Location (this “Notice”) relates to the proxy statement (the “Proxy Statement”) of TreeHouse Foods, Inc. (the “Company”), dated March 5, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, April 30, 2020. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Annual Meeting and is being made available to stockholders on or about April 6, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2020

To the Stockholders of TreeHouse Foods, Inc.:

Due to the emerging public health impact of the novel coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees, directors, and communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of the Stockholders (the “Annual Meeting”) of TreeHouse Foods, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 30, 2020 at 9:00 a.m. Central Time. In light of public health concerns in connection with the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on March 2, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/THS2020, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you previously received. You may participate in and vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

By Order of the Board of Directors,

Thomas E. O’Neill

Corporate Secretary

April 6, 2020

The Annual Meeting on April 30, 2020 at 9:00 a.m. (Central Time) is available at www.virtualshareholdermeeting.com/THS2020.

The Company’s proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available on our website at www.treehousefoods.com.